UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2026

FTI Consulting, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-14875	52-1261113
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 12th Street NW
Washington, District of Columbia		20004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 202 312-9100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FCN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 29, 2026, FTI Consulting, Inc. (“FTI Consulting” or the “Company”) issued a press release announcing financial results for the three and nine months ended September 30, 2026. A copy of the press release (including accompanying financial tables) (the “Press Release”) is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein. The Company also held a conference call on October 29, 2026 to announce financial results for the three and nine months ended September 30, 2026. The text of the transcript of the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K. The Company uses a presentation from time to time in its discussions with investors and analysts (the “Presentation”). The Presentation includes FTI Consulting’s past and present financial results, operating data and other information. A copy of the Presentation is furnished as Exhibit 99.3 to this Current Report on Form 8-K and has been posted to the FTI Consulting website at www.fticonsulting.com.

Item 2.05 Costs Associated with Exit or Disposal Activities.

During the third quarter ended September 30, 2026, the Company initiated a plan to align staffing with demand (the "Plan"), which included targeted headcount reductions and real estate-related actions. All affected employees were notified by October 29, 2026, and the Plan included the termination of approximately 4% of the Company's more than 8,200 employees between the third quarter and fourth quarter of 2026. All such employees will be released subject to applicable notice periods.

In the third quarter, the Company recorded a special charge of $46.0 million, consisting of $45.5 million in salary- and benefits-related costs associated with the targeted headcount reductions and $0.5 million in non-cash real estate-related costs. The Company expects to record an additional special charge related to the Plan of approximately $7 million in the fourth quarter, consisting of approximately $2 million in salary- and benefits-related costs associated with the targeted headcount reductions and approximately $5 million in real estate-related costs.

Item 7.01 Regulation FD Disclosure.

In the Press Release and Presentation and during the call, FTI Consulting may have used or discussed information derived from consolidated and segment financial information that may not be presented in its financial statements or prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Certain of these measures are considered “non-GAAP financial measures” under rules promulgated by the Securities and Exchange Commission (the “SEC”). Specifically, the Company may have referred to the following non-GAAP financial measures:

•
Total Segment Operating Income;
•
Adjusted Segment EBITDA;
•
Total Adjusted Segment EBITDA;
•
Adjusted EBITDA;
•
Adjusted EBITDA Margin;
•
Adjusted Net Income;
•
Adjusted Earnings per Diluted Share; and
•
Free Cash Flow.

FTI Consulting has included the definition of Segment Operating Income (Loss), which is a GAAP financial measure, below in order to more fully define the components of certain non-GAAP financial measures in the accompanying analysis of financial information.

FTI Consulting defines Segment Operating Income (Loss) as a segment’s share of consolidated operating income. FTI Consulting defines Total Segment Operating Income, which is a non-GAAP financial measure, as the total of Segment Operating Income (Loss) for all segments, which excludes unallocated corporate expenses. The Company uses Segment Operating Income (Loss) for the purpose of calculating Adjusted Segment EBITDA, which is a non-GAAP financial measure. FTI Consulting defines Adjusted Segment EBITDA as Segment Operating Income (Loss) before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. The Company uses Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of its segments because the Company believes it reflects core operating performance and provides an indicator of the segment’s ability to generate cash. FTI Consulting defines Total Adjusted Segment EBITDA, which is a non-GAAP financial measure, as the total of Adjusted Segment EBITDA for all segments, which excludes unallocated corporate expenses.

FTI Consulting defines Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, gain or loss on sale of a business, losses on early extinguishment of debt and Extraordinary Litigation-Related Expenses (as defined below). FTI Consulting defines Adjusted EBITDA Margin, which is a non-GAAP financial measure, as Adjusted EBITDA as a percentage of total revenues. The Company believes that these non-GAAP financial measures, when considered together with its GAAP financial results and GAAP financial measures, provide management and investors with a more complete understanding of FTI Consulting’s operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of FTI Consulting’s competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in FTI Consulting’s industry. Therefore, the Company also believes that these non-GAAP financial measures, considered along with corresponding GAAP financial measures, provide management and investors with useful supplemental information.

FTI Consulting defines Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income and earnings per diluted share (“EPS”), respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, the gain or loss on sale of a business, losses on early extinguishment of debt and Extraordinary Litigation-Related Expenses (as defined below). The Company uses Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. The Company believes that these non-GAAP financial measures, when considered together with its GAAP financial results and GAAP financial measures, provide management and investors with useful supplemental information on its business operating results, including underlying trends.

FTI Consulting defines Free Cash Flow, which is a non-GAAP financial measure, as net cash provided by (used in) operating activities less cash payments for purchases of property and equipment. The Company believes this non-GAAP financial measure, when considered together with its GAAP financial results, provides management and investors with useful supplemental information on the Company’s ability to generate cash for ongoing business operations and capital deployment.

“Extraordinary Litigation-Related Expenses” represent expenses related to the Company’s litigation in the case captioned FTI Consulting, Inc. et al., v. Jonathan M. Orszag et al., 8:23-cv-03200-BAH-AAQ (D.Md.) (together with ancillary proceedings, “FTI vs. Orszag, et al”). In May 2026, the United States District Court for the District of Maryland (the “Court”) allowed the Company to file a third amended complaint to an existing proceeding against Jonathan Orszag, adding Econic Partners LLC, a competitor of the Company, and Dr. Mark Israel, a former Company employee, as defendants. The third amended complaint also added additional claims, including for theft of Company trade secrets and conspiracy to unlawfully compete. This litigation was originally filed in November 2023 against Mr. Orszag, a former Company employee, to enforce the terms of his employment agreement. As a result of the Court’s allowance of the third amended complaint, in the Company’s judgment, beginning in the second quarter of 2026, FTI vs. Orszag, et al became non-recurring and outside of the ordinary course of business based on the following considerations: (i) the magnitude of the proceedings, (ii) the complexity of the proceedings, (iii) the counterparties involved and (iv) the Company’s overall litigation strategy. No non-GAAP financial measures for prior periods presented have been adjusted for litigation expenses related to FTI vs. Orszag, et al because the proceedings did not become extraordinary until the second quarter of 2026.

Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in FTI Consulting’s Condensed Consolidated Statements of Comprehensive Income and Condensed Consolidated Statements of Cash Flows. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the accompanying tables to the Press Release, the Presentation, and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2026 filed with the SEC on October 29, 2026.

The information included herein, including Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve certain uncertainties and risks. Forward-looking statements include, without limitation, statements regarding the Plan and expected related special charges. When used in this Current Report on Form 8-K, words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” “may” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon FTI Consulting’s expectations at the time it makes them and various assumptions. FTI Consulting’s expectations, beliefs and projections are expressed in good faith, and it believes there is a reasonable basis for them. However, there can be no assurance that management’s plans, expectations or forecasts will be achieved. Factors that could cause changes to FTI Consulting’s plans, expectations or forecasts include risks described under the heading “Item 1A Risk Factors” in FTI Consulting’s Form 10-K for the year ended December 31, 2025 filed with the SEC on February 26, 2026, and in FTI Consulting’s other filings with the SEC. FTI Consulting is under no duty to update any of the forward-looking statements to conform such statements to actual results or events and does not intend to do so.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated October 29, 2026 of FTI Consulting, Inc.
99.2	Transcript dated October 29, 2026 of FTI Consulting, Inc.
99.3	2026 Third Quarter Earnings Conference Call Presentation of FTI Consulting, Inc.
104	The Cover Page from FTI Consulting’s Current Report on Form 8-K dated October 29, 2026, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTI CONSULTING, INC.

Dated:	October 30, 2026	By:	/s/ CURTIS P. LU
		Name:	Curtis P. Lu
		Title:	General Counsel